Third Quarter 2023 Earnings Conference Call November 7, 2023 Exhibit 99.2

2 Disclaimers Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral or written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of dividends, including the amount and timing thereof; cost reductions; crude oil throughput; crude oil market trends, including production, quality, pricing, demand, imports, exports and transportation costs; competitive conditions in the markets where our refineries are located; the performance of our joint venture investments, and the benefits, flexibility, returns and EBITDA therefrom; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities; long-term value creation from capital allocation; targeted internal rates of return on capital expenditures; execution of strategic initiatives and the benefits therefrom, including cash flow stability from business model transition and approach to renewable diesel; and access to crude oil and the benefits therefrom. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell, including uncertainties regarding future decisions by OPEC regarding production and pricing disputes between OPEC members and Russia; Delek US’ ability to realize cost reductions; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, pricing, production and transportation capacity; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability of the Wink to Webster joint venture to construct the long-haul pipeline; the ability of the Red River joint venture to expand the Red River pipeline; the possibility of litigation challenging renewable fuel standard waivers; the ability to grow the Big Spring Gathering System; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements.

3 Overview Delivered strong third-quarter results Solid operational performance across all businesses $130 million returned to shareholders1 $416 million debt reduction YTD Executing on safety and reliability improvements Tyler Refinery, Tyler, TX 1 - Through October 31, 2023.

4 Accomplishments Operational Excellence Safety and reliability • 2023 best safety yr; 3Q23 record total throughput, successful TYR TA Streamline processes • Standardizing structure and processes throughout operations Financial Strength and Shareholder Return Portfolio performance • Record Logistics EBITDA, Retail best EBITDA since COVID $75 - $100 million buy backs in 2023 • $85 million in buy backs through Oct 31, 2023 Committed to a sustainable quarterly dividend • $45 million paid through Sept 30, 2023; raised dividend to $0.24/sh Debt reduction • $416 million debt paid down and $476 million net-debt improved Strategic Initiatives Cost and efficiency improvements • Targeting $100 million run-rate cost reduction in 2024 Unlocking 'Sum of the Parts' value • Have a clear strategy and are on plan to meet our objectives Well prepared for mid-cycle market environment Strategic Objectives Last Twelve Months Review

5 Total Refining Throughput 3Q vs 2Q 2023 3Q23 Production Margin per bbl. Tyler El Dorado Big Spring Krotz Springs $23.66 $12.57 $15.92 $12.45 295.5 -0.9 10.8 2.6 -2.1 305.9 2Q23 Tyler El Dorado Big Spring Krotz Springs 3Q23 MBPD *Throughputs are rounded

6 Third Quarter Highlights Quarterly Highlights $ in millions (except per share) Net Income $128.7 Adjusted Net Income $131.9 Adjusted Net Income per share $2.02 Adjusted EBITDA $345.1 Cash from operations $432.6

7 Adjusted EBITDA 3Q vs 2Q 2023 ($MM) 3Q23 Adjusted EBITDA Results by Segment Refining Logistics Retail Corporate $285.5 $96.5 $16.2 $(53.1) $259.4 $84.4 $5.6 $1.2 $(5.5) $345.1 2Q23 Refining Logistics Retail Corporate 3Q23 *$MM's are rounded

8 Third Quarter Consolidated Cash Flow ($MM) *includes cash and cash equivalents $821.6 $432.6 $(58.7) $(293.8) $901.7 6/30/2023 Cash Balance* Operating Activities Investing Activities Financing Activities 9/30/2023 Cash Balance*

9 Capital Expenditures $'s in Millions 2023 Forecast Capital Expenditures $380 - 390 Estimated Proceeds* 20 Net Capital Expenditures $360 - 370 Capital Expenditure Allocation 4% 73% 23% 9% 70% 21% Regulatory Sustaining Growth 3Q23 YTD 2023 Forecast *Insurance proceeds and growth capex partially funded by producers $'s in Millions 3Q23 YTD Capital Expenditures $302

10 Net Debt $'s in Millions Sept 30, 2023 Jun 30, 2023 Dec 31, 2022 Consolidated long-term debt - current portion $ 29.5 $ 49.5 $ 74.5 Consolidated long-term debt - non-current portion $ 2,608.5 $ 2,761.4 $ 2,979.2 Consolidated total long-term debt $ 2,638.0 $ 2,810.9 $ 3,053.7 Less: Cash and cash equivalents $ 901.7 $ 821.6 $ 841.3 Consolidated net debt $ 1,736.3 $ 1,989.3 $ 2,212.4 Less: Delek Logistics net debt $ 1,737.2 $ 1,736.6 $ 1,653.6 Delek US, excluding DKL net (cash) / debt $ (0.9) $ 252.7 $ 558.8

11 Fourth Quarter 2023 Forecast $'s in Millions Low High Operating Expenses $210 $220 General and Administrative Expenses $65 $70 Depreciation and Amortization $90 $95 Net Interest Expense $80 $85 Barrels per day (bpd) Low High Total Crude Throughput 284,000 302,000 Total Throughput 292,000 305,000 Total Throughput by Refinery: Tyler, TX 73,000 76,000 El Dorado, AR 81,000 84,000 Big Spring, TX 61,000 64,000 Krotz Spring, LA 77,000 81,000

12 Supplemental Slides

13 Adjusted EBITDA 3Q 2023 vs 3Q 2022 ($MM) 3Q23 Adjusted EBITDA Results by Segment Refining Logistics Retail Corporate $285.5 $96.5 $16.2 $(53.1) $414.0 $(70.2) $5.0 $2.7 $(6.4) $345.1 3Q22 Refining Logistics Retail Corporate 3Q23

14 Reconciliation of U.S. GAAP Net Income (Loss) per share to Adjusted Net Income (Loss) Per Share Three Months Ended September 30, $ per share (unaudited) 2023 2022 Reported diluted income per share $ 1.97 $ 0.10 Adjusting items, after tax (per share) (1) (2) Net inventory LCM valuation (benefit) loss 0.04 0.22 Other inventory impact (3) (4) (0.33) 3.02 Business interruption insurance recoveries — (0.08) Total unrealized hedging (gain) loss where the hedged item is not yet recognized in the financial statements (5) 0.21 (0.29) Transaction related expenses — 0.05 Restructuring costs (3) 0.04 — El Dorado refinery fire losses (3) 0.09 — Total adjusting items (1) 0.05 2.92 Adjusted net income per share $ 2.02 $ 3.02 (1) The adjustments have been tax effected using the estimated marginal tax rate, as applicable. (2) For periods of Adjusted net loss, Adjustments (Adjusting Items) and Adjusted net loss per share are presented using basic weighted average shares outstanding. (3) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in 3Q23 Earnings Release. (4) Starting with the quarter ended September 30, 2023, we updated our other inventory impact calculation to exclude the impact of certain pipeline inventories not used in our refinery operations. The impact to historical non-GAAP financial measures is immaterial. (5) Starting with the quarter ended March 31, 2023, we no longer adjust non-GAAP financial measures for unrealized gains and losses related to RINs where the hedged item is not yet recognized in the financial statements. Historical non-GAAP financial measures have been revised to conform to current period presentation.

Reconciliation of Net (Loss) Income attributable to Delek to Adjusted EBITDA

$ in millions (unaudited)	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022	Three Months Ended June 30, 2023
Reported net (loss) income attributable to Delek	**$ 128.7**	**$ 7.4**	**$ (8.3)**
Add:			
Interest expense, net	82.3	50.7	80.4
Income tax expense (benefit)	31.5	4.0	(3.8)
Depreciation and amortization	91.3	72.9	89.4
EBITDA attributable to Delek	**333.8**	**135.0**	**157.7**
Adjusting items			
Net inventory LCM valuation (benefit) loss	3.4	20.3	(7.9)
Other inventory impact [(1) (2)]	(28.2)	279.5	96.5
Business interruption insurance recoveries	(0.2)	(7.3)	(4.7)
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements [(3)]	17.4	(27.1)	6.7
Transaction related expenses	—	4.2	—
Restructuring costs [(1)]	3.5	—	4.3
El Dorado refinery fire losses [(1)]	8.0	—	—
Net income attributable to non-controlling interest	7.4	9.4	6.8
Total Adjusting items	11.3	279.0	101.7
Adjusted EBITDA	**$ 345.1**	**$ 414.0**	**$ 259.4**

(1) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in 3Q23 Earnings Release.

(2) Starting with the quarter ended September 30, 2023, we updated our other inventory impact calculation to exclude the impact of certain pipeline inventories not used in our refinery operations. The impact to historical non-GAAP financial measures is immaterial.

(3) Starting with the quarter ended March 31, 2023, we no longer adjust non-GAAP financial measures for unrealized gains and losses related to RINs where the hedged item is not yet recognized in the financial statements. Historical non-GAAP financial measures have been revised to conform to current period presentation.

15

Reconciliation of Segment EBITDA Attributable to Delek to Adjusted Segment EBITDA:

$ in millions (unaudited)	Three Months Ended September 30, 2023				
	Refining	Logistics	Retail	Corporate, Other and Eliminations	Consolidated
Segment EBITDA Attributable to Delek	$ 285.1	$ 96.5	$ 16.2	$ (64.0)	$ 333.8
Adjusting items					
Net inventory LCM valuation (benefit) loss	3.4	—	—	—	3.4
Other inventory impact [1][2]	(28.2)	—	—	—	(28.2)
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements [3]	17.4	—	—	—	17.4
Restructuring costs [1]	—	—	—	3.5	3.5
Business Interruption insurance recoveries	(0.2)	—	—	—	(0.2)
El Dorado refinery fire losses	8.0	—	—	—	8.0
Net income attributable to non-controlling interest	—	—	—	7.4	7.4
Total Adjusting items	0.4	—	—	10.9	11.3
Adjusted Segment EBITDA	$ 285.5	$ 96.5	$ 16.2	$ (53.1)	$ 345.1

$ in millions (unaudited)	Three Months Ended September 30, 2022				
	Refining	Logistics	Retail	Corporate, Other and Eliminations	Consolidated
Segment EBITDA Attributable to Delek	$ 90.3	$ 87.3	$ 13.5	$ (56.1)	$ 135.0
Net inventory LCM valuation (benefit) loss	20.3	—	—	—	20.3
Other inventory impact [1][2]	279.5	—	—	—	279.5
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements [3]	(27.1)	—	—	—	(27.1)
Transaction related expenses	—	4.2	—	—	4.2
Business Interruption insurance recoveries	(7.3)	—	—	—	(7.3)
Net income attributable to non-controlling interest	—	—	—	9.4	9.4
Total Adjusting items	265.4	4.2	—	9.4	279.0
Adjusted Segment EBITDA	$ 355.7	$ 91.5	$ 13.5	$ (46.7)	$ 414.0

(1) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in 2Q23 Earnings Release.

(2) Starting with the quarter ended September 30, 2023, we updated our other inventory impact calculation to exclude the impact of certain pipeline inventories not used in our refinery operations. The impact to historical non-GAAP financial measures is immaterial.

(3) Starting with the quarter ended March 31, 2023, we no longer adjust non-GAAP financial measures for unrealized gains and losses related to RINs where the hedged item is not yet recognized in the financial statements. Historical non-GAAP financial measures have been revised to conform to current period presentation.

16

Reconciliation of Segment EBITDA Attributable to Delek to Adjusted Segment EBITDA:

$ in millions (unaudited)	Three Months Ended September 30, 2023				
	Refining	Logistics	Retail	Corporate, Other and Eliminations	Consolidated
Segment EBITDA Attributable to Delek	$ 285.1	$ 96.5	$ 16.2	$ (64.0)	$ 333.8
Adjusting items					
Net inventory LCM valuation (benefit) loss	3.4	—	—	—	3.4
Other inventory impact [1] [2]	(28.2)	—	—	—	(28.2)
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements [3]	17.4	—	—	—	17.4
Restructuring costs [1]	—	—	—	3.5	3.5
Business Interruption insurance recoveries	(0.2)	—	—	—	(0.2)
El Dorado refinery fire losses [1]	8.0	—	—	—	8.0
Net income attributable to non-controlling interest	—	—	—	7.4	7.4
Total Adjusting items	0.4	—	—	10.9	11.3
Adjusted Segment EBITDA	$ 285.5	$ 96.5	$ 16.2	$ (53.1)	$ 345.1

$ in millions (unaudited)	Three Months Ended June 30, 2023				
	Refining	Logistics	Retail	Corporate, Other and Eliminations	Consolidated
Segment EBITDA Attributable to Delek	$ 110.5	$ 90.9	$ 15.0	$ (58.7)	$ 157.7
Adjusting items					
Net inventory LCM valuation (benefit) loss	(7.9)	—	—	—	(7.9)
Other inventory impact [1] [2]	96.5	—	—	—	96.5
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements [2]	6.7	—	—	—	6.7
Restructuring costs	—	—	—	4.3	4.3
Business Interruption insurance recoveries	(4.7)	—	—	—	(4.7)
Net income attributable to non-controlling interest	—	—	—	6.8	6.8
Total Adjusting items	90.6	—	—	11.1	101.7
Adjusted Segment EBITDA	$ 201.1	$ 90.9	$ 15.0	$ (47.6)	$ 259.4

(1) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section.

(2) Starting with the quarter ended September 30, 2023, we updated our other inventory impact calculation to exclude the impact of certain pipeline inventories not used in our refinery operations. The impact to historical non-GAAP financial measures is immaterial.

(3) Starting with the quarter ended March 31, 2023, we no longer adjust non-GAAP financial measures for unrealized gains and losses related to RINs where the hedged item is not yet recognized in the financial statements. Historical non-GAAP financial measures have been revised to conform to current period presentation.

17